MAGIC LANTERN GROUP, INC.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (“Subscription Agreement”) made as of this 29th day of December 2004 between Magic Lantern Group, Inc., a corporation organized under the laws of the State of New York, with offices at 1075 North Service Road West, Suite 27, Oakville, Ontario L6M 2G2 (the “Company”), and the undersigned (the “Subscriber”).

WHEREAS, the Company desires to issue a maximum of $1,500,000 (the “Maximum Offering”) of units (“Units”) in a private placement (the “Offering”) on the terms and conditions set forth herein, and the Subscriber desires to acquire the number of Units set forth on the signature page hereof;

WHEREAS, each Unit shall consist of: (i) 100,000 shares (the “Shares”) of the Company’s common stock, $.01 par value per share (the “Common Stock”) and (ii) five-year warrants (the “Warrants”) to purchase 50,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.40 per share;

WHEREAS, the Warrants shall be governed by a common stock purchase warrant issued by the Company, the form of which is attached hereto as Exhibit A;

WHEREAS, the Shares purchased by the Subscriber pursuant to this Subscription Agreement and the Warrant Shares are entitled to registration rights on the terms set forth in that certain Registration Rights Agreement of even date herewith among the Company and each of the subscribers in the Offering, the form of which is attached hereto as Exhibit B (“Registration Rights Agreement”);

WHEREAS, First Montauk Securities Corporation is acting as selling agent (the “Selling Agent”) for the Offering pursuant to a fee agreement (the “Fee Agreement”) by and between the Company and the Selling Agent dated August 24, 2004.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.

SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

1.1

Subscription for Units.  Subject to the terms and conditions hereinafter set forth, the Subscriber, pursuant to a private placement, hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equal to $30,000 per Unit and the Company agrees to sell such Units to the Subscriber for said purchase price, subject to the Company’s right, in its sole discretion, to (a) sell to the Subscriber such lesser number of Units as they may, in their sole discretion, deem necessary or desirable without any prior notice to or further consent by the Subscriber or (b) reject this subscription, in whole or in part, at any time prior to a Closing (as defined below) with respect to this subscription.

1.2

Reliance on Exemptions.  The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and state securities laws.  The Subscriber understands that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Units.

1.3

Investment Purpose.  The Subscriber represents that the Shares and Warrants comprising the Units are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the 1933 Act.  The Subscriber agrees that it will not sell or otherwise transfer the Shares, the Warrants or the Warrant Shares (collectively, the “Securities”) unless they are registered under the 1933 Act or unless an exemption from such registration is available.

1.4

Accredited Investor.  The Subscriber represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by its responses to the Questionnaire, and that it is able to bear the economic risk of any investment in the Units.  The Subscriber further represents and warrants that the information furnished in the Confidential Investor Questionnaire, attached hereto as Exhibit C (the “Questionnaire”) is accurate and complete in all material respects.

1.5

Risk of Investment.  The Subscriber recognizes that the purchase of Units involves a high degree of risk in that:  (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) transferability of the Securities is limited; and (c) the Company may require substantial additional funds to operate its business and there can be no assurance that the Maximum Offering will be completed.

1.6

Prior Investment Experience.  The Subscriber acknowledges that he has prior investment experience, including investment in the securities of start-up and development stage companies and that he recognizes the highly speculative nature of this investment.

1.7

Information.  The Subscriber acknowledges that it has carefully reviewed this Subscription Agreement and the exhibits hereto, as well as the Company’s filings with the Securities and Exchange Commission, which are available on the Internet at www.sec.gov (collectively, the "Offering Documents"), all of which the undersigned acknowledges have been provided to the undersigned.  The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Documents and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment.  The undersigned underst ands the Offering Documents, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Documents with his counsel or other advisor.  Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Documents. The undersigned has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Offering Documents.  The undersigned does not desire to receive any further information.

1.8

No Representations.  The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, including the Selling Agent, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

1.9

Tax Consequences.  The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information.  The Subscriber acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

1.10

Transfer or Resale.  The Subscriber acknowledges that there is a limited public market for any of the Company’s securities. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Units under the 1933 Act, with the exception of certain registration rights covering the resale of the Shares and the Warrant Shares purchased by the Subscriber pursuant to this Subscription Agreement.  The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state “blue sky” la ws.

1.11

Selling Agent.  The Subscriber agrees that neither the Selling Agent nor any of its directors, officers, employees or agents shall be liable to any Subscriber for any action taken or omitted to be taken by it in connection therewith, except for willful misconduct or gross negligence.

1.12

Legends. The Subscriber understands that the certificates representing the Securities, until such time as they have been registered under the 1933 Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Registrable Security (as defined herein) upon which it is stamped, if (a) such Registrable Securities are being sold pursuant to a registration statement under the 1933 Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Registrable Securities is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Registrable Securities may be made pursuant to the Rule without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

1.13

No General Solicitation.  The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

1.14

Validity; Enforcement.  If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Units; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.  If the Subscriber is an individual, the Subscriber represents and warrants that this Subscription Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

1.15

Address.  The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the undersigned’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.16

Foreign Subscriber.  If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities comprising the Units or any use of this Subscription Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Units; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities comprising the Units.  Such Subscriber’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

1.17

NASD Member.  The Subscriber acknowledges that if it is a Registered Representative of a NASD member firm, the Subscriber must give such firm notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

1.18

Entity Representation.  If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that:  (a) it was not formed for the purpose of investing in the Company; (b) it is authorized and otherwise duly qualified to purchase and hold the Units; and (c) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

II.

REPRESENTATIONS BY THE COMPANY

The Company represents and warrants to the Subscriber, except as set forth in the disclosure schedules attached hereto:

2.1

Organization.  The Company is organized and validly existing in good standing under the laws of the jurisdiction of its organization.  The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the Company’s financial condition (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

2.2

Due Authorization and Valid Issuance.  The Company has all requisite power and authority to execute, deliver and perform its obligations under the Offering Documents, and when executed and delivered by the Company at any Closing (as defined in Section 3.1 below), will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proce eding in equity or at law).

2.3

Noncontravention.  The execution and delivery of the Offering Documents, the issuance and sale of the Securities under the Offering Documents, the fulfillment of the terms of the Offering Documents, and the consummation of the transactions contemplated thereby will not (i) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under (1) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound, (2) the charter, bylaws or other organizational documents of the Company or any subsidiary or (3) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Co mpany or its properties, except for any such conflicts, violations or defaults that are not reasonably likely to have a Material Adverse Effect, or (ii) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness, indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the material property or assets of the Company is subject.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Offering Documents and the valid issuance and sale of the Securities to be sold pursuant to the Offering Documents, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

2.4

No Violation.  The Company is not (a) in violation of its charter, bylaws or other organizational document; (b) in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or (c) in default (and there exists no condition that, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of a material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, that would be reasonably likely to have a Material Adverse Effect.  The business of the Company is not being conducted, and shall not be conducted so long as the investors own a ny of the Securities, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect.

2.5

Capitalization.  Schedule 2.5 attached hereto contains a complete and accurate description of the authorized, issued and outstanding capital stock of the Company as of the date thereof (before giving effect to the transactions contemplated by this Agreement).  The Securities to be sold pursuant to the Offering Documents have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.   Except as provided in Schedule 2.5, there are no other outstanding rights (incl uding, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities, or any such rights, warrants or options. Without limiting the foregoing, except as contemplated in connection with the Offering and except as provided in Schedule 2.5, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Securities or the issuance and sale thereof (other than any such rights for which the Company has obtained waivers in respect thereof). Except as provided in Schedule 2.5, there are no stockholders agreements, voting agreements or other similar agreements with respect to the common stock of the Company to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.  The Company does not have any so-called stockholder rights plan or “poison pill” and there are no “shark-repellant” charter or bylaw provisions applicable, in any case, to all or any portion of the transactions contemplated by the Offering Documents, including, without limitation, issuance of the Securities.

2.6

Legal Proceedings.  There is no action, suit, proceeding, or to the knowledge of the Company, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or would adversely affect the Offering or that would adversely affect the validity or enforceability of, or the authority or ability of the Company to consummate the Offering.

2.7

Internal Accounting Controls.  The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures for the Company and designed such disclosure controls an d procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities.

2.8

Governmental Permits, etc.  With the exception of matters that are dealt with separately in this Section 2, the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

2.9

Intellectual Property.  (i) The Company owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, “Intellectual Property”) as owned or possessed by it, or that are necessary for the conduct of its business as now conducted or as proposed to be conducted, except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) the Company has not received any notice of, or has any knowledge of, any asserted infringement by the Company of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect, and (iii) except set forth on Schedule 2.9, the Company has not received any notice of, or has no knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company that, individually or in the aggregate, would have a Material Adverse Effect.

2.10

Financial Statements.  The financial statements of the Company included in the Company’s filings with the Securities and Exchange Commission have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto, or in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Company’s filings with the Securities and Exchange Commission, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under U.S. generally accepted accounting principles to be reflected in such financial statements, in each case that, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries taken on a whole.

2.11

Brokers. Except for fees payable to First Montauk as the Selling Agent of this Offering, there are no brokers, finders or other parties that are entitled to receive from the Company any brokerage or finder’s fee or similar fee or commission as a result of any of the transactions contemplated by this Agreement.

2.12

Disclosure.  None of the representations and warranties of the Company appearing in the Offering Documents, when considered together as a whole, contains, or on any Closing Date will contain, any untrue statement of a material fact or omits, or on any Closing Date will omit, to state any material fact required to be stated herein or therein in order for the statements herein or therein, in light of the circumstances under which they were made, not to be misleading.

III.

TERMS OF SUBSCRIPTION

3.1

Offering Period.  The subscription period will begin as of December 29, 2004 and will terminate at 11:59 PM Eastern time on January 7, 2004, unless extended by mutual agreement of the Company and the Selling Agent for up to an additional 30 days (the “Termination Date”).  Provided that funds representing the sale thereof shall have cleared, all conditions to closing set forth in the Agency Agreement have been satisfied or waived, and neither the Company nor the Selling Agent have notified the other that they do not intend to effect a closing of the Offering (the “Initial Closing”), the Initial Closing shall take place at the offices of the Escrow Agent, Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, New York, New York 10018 (but in no event later than three days following the Termination Date, which closing date m ay be accelerated or adjourned by agreement between the Company and the Selling Agent).  At the Initial Closing, payment for the Units to be issued and sold by the Company shall be made against issuance and delivery of the Shares and Warrants comprising such Units.  In addition, subsequent closings of the Offering (if applicable) may be scheduled at the discretion of the Company and Selling Agent, each of which shall be deemed a “Closing” hereunder.  The date of the last closing of the Offering is hereinafter referred to as the “Final Closing” and the date of any Closing hereunder is hereinafter referred to as a “Closing Date.”

3.2

Expenses; Fees.  Simultaneously with payment for and delivery of the Units at the Closing of the Offering, the Company shall pay to the Selling Agent a cash fee equal to 10% of the aggregate dollar amount of the Offering and shall issue to the Selling Agent and its designees five-year warrants  (the “Agent’s Warrants”) to purchase that number of shares of Common Stock as equals 10% of the aggregate number of shares of Common Stock sold in the Offering.  The terms and conditions of the Agent’s Warrants shall be substantially similar to those of the Warrants.

3.3

Escrow.  Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with the Escrow Agent.

3.4

Certificates.  The Subscriber hereby authorizes and directs the Company, at each Closing, to deliver the Common Stock and Warrants to be issued to such Subscriber pursuant to this Subscription Agreement either (a) to the Subscriber’s address indicated in the Questionnaire, or (b) directly to the Subscriber’s account maintained with the Selling Agent, if any.

3.5

Return of Funds.  The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Selling Agent.

IV.

ESCROW

4.1.

Simultaneously with the execution and delivery of this Agreement by the Subscriber, the Subscriber shall promptly cause a wire transfer of immediately available funds  (U.S.  dollars)  in an amount representing the Purchase Price set forth on the signature page hereof to be paid to the non-interest bearing escrow account of Sichenzia Ross Friedman Ference, LLP (the "Escrow Agent"), set forth on Schedule I affixed  hereto (the aggregate amounts being held in escrow by the Escrow Agent with  respect to a  particular Closing are referred to herein as the "Escrow Amount").  The Escrow Agent shall hold the Escrow Amount with respect to a particular Closing in escrow until the Escrow Agent receives written instructions (the "Escrow Release Instructions") from the Company and the Subscribers authorizing the release of the Escrow Amount in accordance with the written instructions delivered to the Escrow Agent.  If the Escrow Agent has not received the Escrow Release Instructions, then, on the sooner of December 29, 2004 (with respect to the Initial Closing) and January 7, 2004 (with respect to the Final Closing), the Escrow Agent shall return to the Subscribers the portion of the Escrow Amount, with respect to such Closing, such Subscribers delivered to the Escrow Agent, but only to the extent of the funds actually received by the Escrow Agent pursuant to this Agreement.

4.2

The Company and the Subscriber acknowledge and agree for the benefit of the Escrow Agent (which shall be deemed to be a third party beneficiary of this Section 4) as follows:

          (a)

The Escrow Agent (i) is not responsible for the performance by the Company or the Subscribers of this Agreement or any of the Offering Documents or for determining or compelling compliance therewith,  (ii) is only responsible for (A) holding the Escrow Amount in escrow pending receipt of the Escrow Release Instructions and (B) disbursing the Escrow Amount in accordance with the Escrow Release Instructions, each of the responsibilities of the Escrow Agent in clause (A) and (B) is ministerial in nature,  and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent (collectively,  the " Escrow Agent’s Duties"),  (iii)  shall  not be  obligated  to take any  legal  or other  action hereunder  which might in its judgment  involve or cause it to incur any e xpense or liability unless it shall have been furnished with indemnification acceptable to it, in its sole discretion, (iv) may rely on and shall be protected in acting or refraining from acting upon any written  notice,  instruction  (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper Person, and shall have no  responsibility for making inquiry as to, or for determining, the genuineness, accuracy or validity thereof, or of the authority of the person signing or presenting the same, and (v) may consult counsel satisfactory to it, and the written opinion or advice of such counsel in any instance shall be full and  complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith a nd in accordance with the opinion or advice of such counsel.  Documents and written materials referred to in this Section 4.2(a) include, without limitation, e-mail and other electronic transmissions capable of being printed, whether or not they are in fact printed; and any such e-mail or other electronic transmission may be deemed and treated by the Escrow Agent as having been signed or presented by a person if it bears, as sender, the person's e-mail address.

          (b)

The Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder, except in the case of the Escrow Agent's gross negligence or willful misconduct in breach of the Escrow Agent’s Duties.  IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE FOR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGE OR LOSS (INCLUDING BUT NOT LIMITED TO LOST PROFITS) WHATSOEVER, EVEN IF THE ESCROW AGENT HAS BEEN INFORMED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION.

          (c)

The Company and the Subscriber hereby indemnify and hold harmless the Escrow Agent from and against, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees and expenses, which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent arising out of or relating to the performance of the Escrow Agent’s Duties, unless such action, claim or proceeding is the result of the willful misconduct, bad faith or gross negligence of the Escrow Agent.

          (d)

The Escrow Agent has acted as legal counsel to certain of the Subscribers in connection with this Agreement and the other Transaction Documents, is merely acting as a stakeholder under this Agreement and is, therefore, hereby authorized to continue acting as legal counsel to such Subscribers including, without limitation, with regard to any dispute arising out of this Agreement, the other Transaction Documents, the Escrow Amount or any other matter. Each of the Company and the Subscribers hereby expressly consents to permit the Escrow Agent to represent such Subscribers in connection with all matters relating to this Agreement, including, without limitation, with regard to any dispute arising out of this Agreement, the other Transaction Documents, the Escrow Amount or any other matter, and hereby waives any conflict of interest or appearance of conflict or impropriety with respect to such repr esentation.  Each of the Company and the Subscriber has consulted with its own counsel specifically about this Section 4 to the extent they deemed necessary, and has entered into this Agreement after being satisfied with such advice.

V.

REGISTRATION RIGHTS

5.1

The Shares and the Warrant Shares shall be registered for public sale with the Securities and Exchange Commission (the "Commission"), in accordance with the terms set forth in the Registration Rights Agreement .

VI.  INTENTIONALLY BLANK

VII.

MISCELLANEOUS

7.1

Notice.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Magic Lantern Group, Inc.

1075 North Service Road West, Suite 27

Oakville, Ontario

L6M 2G2

Phone: 905-827-2755

Fax:  905-827-2655

Attention:

President & CEO

With a copy to:

Kirkpatrick & Lockhart LLP

75 State Street

Boston, MA 02108

Fax:  617-261-3175

If to the Subscriber, to its address and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

7.2

Entire Agreement; Amendment.  This Subscription Agreement, which includes the Schedules and Exhibits referred to herein, supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Securities then ou tstanding (determined on an as converted to Common Stock basis) (or if prior to the Closing, the Subscribers purchasing at least a majority of the Units to be purchased at the Closing).  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities then outstanding.

7.3

Severability.  If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

7.4

Governing Law; Jurisdiction; Waiver of Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and Federal courts sitting in the Southern District of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim t hat it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.

7.5

Headings.  The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement.

7.6

Successors And Assigns.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.  The Company shall not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Shares then outstanding, except by merger or consolidation.  The Subscriber shall not assign its rights hereunder without the prior written consent of the Company, which consent shall not be unreasonably withheld.

7.7

No Third Party Beneficiaries.  This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.8

Survival.  The representations and warranties of the Company and the Subscriber contained in Articles I and II and the agreements set forth in this Article VII shall survive the Final Closing for a period of two years.

7.9

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

7.10

No Strict Construction.  The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.11

Legal Representation.  The Subscriber acknowledges that: (a) it has read this Subscription Agreement and the exhibits and schedules hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Subscription Agreement; (c) it understands the terms and consequences of this Subscription Agreement and is fully aware of its legal and binding effect; and (d) the Company has independently prepared all other documents related to the Offering.

7.12

Confidentiality.  The Subscriber acknowledges that the information contained in the Offering Documents is of a confidential nature and that the Subscriber shall treat it in a confidential manner, and that it will not, directly or indirectly, disclose or permit, if applicable, its affiliates or representatives to disclose any of such information to any other person or e-mail or reproduce any of the Offering Documents, or to make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the Company contained in the Offering Documents to which it has become privy by reason of this Subscription Agreement until such information has been publicly disclosed by the Company, in whole or in part without the prior written consent of the Company, provided, however, such confidential information shall not include a ny information already available to or in the possession of Subscriber prior to the date of its disclosure to Subscriber by the Company, any information generally available to the public, or any information which becomes available to Subscriber on a non-confidential basis from a third party who is not bound by a confidentiality obligation to the Company; and provided further, that such confidential information may be disclosed (i) to Subscriber’s partners, employees, agents, advisors and representatives in connection with its subscription hereunder, who shall be informed of the confidential nature of the information and that such information is subject to a confidentiality agreement; (ii) to any person with the written consent of the Company; or (iii) if, upon the advice of counsel, Subscriber is compelled to disclose such information, provided that the Company is advised of such proposed disclosure as soon as practicable following the request for such disclosure.   The Subscriber further ackn owledges that its confidentiality and other obligations shall apply to any confidential information relating to the Company or the Units which is provided to the Subscriber subsequent to the delivery of the Offering Documents.

7.13

Counterparts.  This Subscription Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

/s/ Keith Goodman, Manager of the General Partner of Nite Capital, L.P. Signature of Subscriber	______________________________________ Signature of Co-Subscriber
Nite Capital, L.P. Name of Subscriber [please print]	______________________________________ Name of Co-Subscriber [please print]
100 E. Cook Ave. #201 Libertyville, IL 60048 Address of Subscriber	______________________________________ Address of Co-Subscriber
20-187251 Social Security or Taxpayer Identification Number of Subscriber	______________________________________ Social Security or Taxpayer Identification Number of Co-Subscriber
______________________________________ Subscriber’s Account Number at Commonwealth Associates
$300,000.00 Dollar Amount of Units Subscribed For
*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:
The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.	Subscription Accepted: January 4, 2005 MAGIC LANTERN GROUP, INC.
______________________________________ Name of NASD Member	By: /s/ Robert A. Goddard Name: Robert A. Goddard Title: President & CEO
By:___________________________________ Authorized Officer Accepted	$300,000.00 Dollar Amount of Subscription Accepted

SCHEDULE I

Re:

Wiring Instructions for Sichenzia Ross Friedman Ference LLP

IOLA Account

Wire to:

HSBC Bank USA

950 Third Avenue

New York, NY 10022

A/C of Sichenzia Ross Friedman Ference LLP, IOLA

A/C# 629034125

ABA# 021001088

Disclosure Schedule

of Magic Lantern Group, Inc. provided in connection with that certain Subscription Agreement by and between the Company and Nite Capital, L.P. dated December 29, 2004, as accepted by the Company as of  January 4, 2005.

Disclosures appearing in this Disclosure Schedule with respect to any particular representation or warranty shall be deemed disclosure with respect to all other representations and warranties, as applicable, and any disclosure made on any particular schedule herein shall be deemed disclosure on all other schedules herein as applicable.

Schedule 2.1

Organization.

None.

Schedule 2.2

Due Authorization and Valid Issuance.

None.

Schedule 2.3

Noncontravention.

None.

Schedule 2.4

No Violation.

None.

Schedule 2.5

Capitalization.

The capitalization schedule of the Company attached hereto includes certain securites, including shares of Common Stock and common stock purchase warrants, that may be issued to certain debtholders of the Company if they should decide to convert such debt to equity.  Such conversion would not occur at a price per share of less than $0.25.

Schedule 2.6

Legal Proceedings.

On October 20, 2003, Douglas Connolly, former President of Magic Lantern Communications, Ltd., (a subsidiary of the Company) and Wendy Connolly were terminated by the Company. Both the Company and the Connollys are in disagreement over the terms of their termination, however, the parties continue to communicate in regard to this disagreement. Wendy Connolly subsequently filed an action against the Company claiming damages in the amount of $250,000 for wrongful dismissal. On February 3, 2004, counsel to Wendy Connolly was formally served with a Statement of Defense and Counterclaim by the Company. The Statement of Defense and Counterclaim adds Doug Connolly as a defendant in the counterclaim. The counterclaim seeks damages against both Wendy and Doug Connolly in the aggregate amount of $500,000, an accounting to determine profits made by the Connollys in relation to the breach of their fi duciary duties, a permanent and interlocutory injunction restraining the Connollys from soliciting clients and utilizing confidential information, punitive damages in the amount of $1,000,000 plus interest and costs. The Company believes that claims made by Wendy Connolly are without merit.

Schedule 2.7

Internal Accounting Controls.

None.

Schedule 2.8

Governmental Permits, etc.

None.

Schedule 2.9

Intellectual Property.

(i)

None.

(ii)

None.

(iii)

The Company has notified Discovery Communications, Inc. of its believed potential infringement upon its proprietary software VideoBase®.

Schedule 2.10

Financial Statements.

None.

Schedule 2.11

Brokers.

None.

Schedule 2.12

Disclosure.

None.